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          UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549


                             FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported):  June 19, 2001



                     ROYAL FINANCIAL CORPORATION
         ----------------------------------------------------
        (Exact name of registrant as specified in its charter)


                              NEVADA
          (State or other jurisdiction of incorporation)


       333-75791                                 13-3961109
(Commission File Number)           (I.R.S. Employer Identification No.)



          245 Citation Circle, Corona, California  92880

        (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:  (909) 735-2682


                          Not Applicable

         (Former name, former address and former fiscal year, if changed since last report)

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TABLE OF CONTENTS                                               PAGE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT          1
SIGNATURES                                                      2


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

        On June 19, 2001, we dismissed our former accountants, Grant Thornton LLP ("Thornton"). Thornton's reports for the past two years did not contain an adverse opinion or disclaimer of opinion, nor were the reports modified as to uncertainty, audit scope, or accounting principles.
Our Board of Directors unanimously approved these actions on June 19, 2001. The minutes reflecting the dismissal of Thornton is attached as Exhibit 99.2 to this report.

We did not have any disagreements with Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. We provided Thornton with a copy of this report on June 20, 2001 with a request to furnish a letter addressed to the Securities and Exchange Commission that complies with the requirements of Item 304(a)(3). The letter is attached as Exhibit 16.2 to this report.

On June 19, 2001, we engaged Weinberg & Company, P.A., with offices in Boca Raton, Florida, and Los Angeles, California, as our principal accountants to audit our financial statements.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL FINANCIAL CORPORATION
(Registrant)

Date:  June 26, 2001

                /s/
                Michel Attias
                Director, President, CEO, Secretary and Treasurer

Exhibit Description

16.2 Letter Regarding Change of Certifying Accountant, dated June 20, 2001, from Grant Thornton LLP.

99.2 Minutes of Board of Directors Meeting, dated June 19, 2001, approving the dismissal of Grant Thornton LLP and the engagement of Weinberg & Company, P.A. as the new accountants.